SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 20, 2007

                                 iMergent, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             001-32277                               87-0591719
      (Commission File Number)           (IRS Employer Identification No.)

     754 East Technology Avenue
             Orem, Utah                                84097
  (Address of Principal Executive                    (Zip Code)
              Offices)

                                 (801) 227-0004
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events

On December 20, 2007, iMergent, Inc. ("Company") issued a press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference which announced the streamlining of the Company sales force, provided revised guidance on Net Dollar Volume of Contracts Written, provided initial results on StoresOnline Express, as well as provided additional information regarding the Company's plan and vision. The Company also issued answers to "Frequently Asked Questions" a copy of which is being furnished as Exhibit 99.2 hereto and is incorporated herein by reference

Pursuant to the rules and regulations of the Securities and Exchange Commission, Such exhibits and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
Number         Description
-------        -----------
99.1           Press release dated December 20, 2007.
99.2           Frequently Asked Questions dated December 20, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMERGENT, INC.

                                           /s/ Robert M. Lewis
                                           ------------------------
                                           By: Robert M. Lewis,
                                               Chief Financial Officer
                                           Date: December 20, 2007